SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported)

                              July 25, 1994



                     SAFECARD SERVICES, INCORPORATED
          --------------------------------------------------
          (Exact name of registrant as specified in charter).



          Delaware               1-10411          13-2650534
- ----------------------------   -----------    ------------------
(State or other jurisdiction   (Commission    (IRS Employer
of incorporation)              File Number)   Identification No.)


    3001 E. Pershing Boulevard, Cheyenne, WY            82001
    ----------------------------------------          ----------
    (Address of principal executive offices)          (zip code)


                      Registrant's telephone number,
                   including area code:  (307)771-2700



                                N/A
  ------------------------------------------------------------
  (Former name or former address, if changed since last report).





Item 5.     Other Events

      On July 25, 1994, the Company and Wright Express Corporation of South Portland, ME, jointly announced that they had signed a definitive merger agreement by which a subsidiary of the Company will acquire Wright Express Corporation for $35.5 million in cash. Attached as Exhibit 1 is the press release.

                                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SAFECARD SERVICES, INCORPORATED



                                BY:     G. THOMAS FRANKLAND
                                        ------------------------
                                Name:   G. Thomas Frankland
                                Title:  Vice Chairman and Chief
                                        Financial Officer



August 04, 1994